                                                                   Exhibit 10.67

PREPARED BY AND RETURN TO:
Stroock & Stroock & Lavan LLP
2029 Century Park East, Suite 1800
Los Angeles, California 90067                                 [Recorder's Stamp]
Attention: Chauncey M. Swalwell, Esq.

_____________________________________________________________________________
_____________________________________________________________________________


                                LLO-GAS, INC.,
                            a Delaware corporation
                          its successors and assigns,

                                  as Trustor,
                                      to

                          OLD REPUBLIC TITLE COMPANY

                                  as Trustee,

                              for the benefit of

                    CONVENIENCE STORE FINANCE COMPANY, LLC,
                     a Delaware limited liability company,
                          its successors and assigns,

                                as Beneficiary


                          __________________________

           DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF RENTS AND LEASES
                              AND FIXTURE FILING
                          __________________________



                            Dated: October 26, 1999

                            Location: Rosemead, CA

           DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                              AND FIXTURE FILING

     THIS DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this "Deed of Trust") is made as of October 26, 1999, by LLO-GAS, INC., a Delaware corporation, having an office at 23805 Stuart Ranch Road, Suite 265, Malibu, California 90265 ("Trustor"), to OLD REPUBLIC TITLE COMPANY, having an office at 101 East Glenoaks Blvd., Glendale, California 91209 ("Trustee"), for the benefit of CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company, having an office at 10880 Wilshire Boulevard, 21/st/ Floor, Los Angeles, California 90024 ("Beneficiary"), its successors and assigns.

RECITALS:
--------

     A. Reference is hereby made to that certain Loan and Security Agreement (the "Loan Agreement"), of even date herewith, by and between Trustor, as borrower, and Beneficiary, as secured party. Pursuant to the terms of the Loan Agreement, Beneficiary has agreed to extend to Trustor certain term loans (collectively, the "Loan"). The Loan is evidenced by those certain promissory notes (each, a "Note," and collectively the "Notes") executed by Trustor, of even date herewith, payable to the order of Beneficiary, each representing a portion of and together representing the total principal amount of the Loan.

     B. The loan documents include this Deed of Trust, the Notes, the Loan Agreement, other mortgages, security deeds or deeds of trust encumbering properties located within the states of California and Arizona, and the other documents described in the Loan Agreement (hereinafter collectively referred to as the "Loan Documents"). Unless otherwise specifically defined or used in this Deed of Trust to the contrary, capitalized terms shall have the meanings as set forth in the Loan Agreement or the schedule of definitions attached thereto.

ARTICLE I.  DEED OF TRUST

     1.1  Grant.  For the purposes of and upon the terms and conditions in this
          -----
Deed of Trust, Trustor does hereby grant, convey, mortgage, transfer, bargain, and assign to Trustee, and successors and assigns of Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all of Trustor's right, title and interest, whether now owned or hereafter acquired, in or to all of the following property, rights and interests listed in subsections (a) through (i) below (hereinafter collectively referred to as the "Secured Property"):

          (a)  the real property described in Exhibit A attached hereto and
                                              ---------
     incorporated herein by reference (the "Premises");

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          (b)  all buildings and improvements now or hereafter located on the
     Premises (the "Improvements");

          (c) all of the estate, right, title, claim or demand of any nature whatsoever of Trustor, either in law or in equity, in possession or expectancy, in and to the Premises and the Improvements or any part thereof;

          (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and Improvements (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

          (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Premises or Improvements, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Premises or Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Premises or Improvements (collectively, the "Equipment"), and the right, title and interest of Trustor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises are located), superior in lien to the lien of this Deed of Trust;

          (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises or Improvements whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Premises or Improvements;

          (g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, Improvements or Equipment (regardless of whether such proceeds or premiums are derived from insurance policies which Trustor is required to obtain hereunder or otherwise), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, Improvements or Equipment;

          (h) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Premises, Improvements or Equipment and to commence any action or proceeding to protect the interest of Beneficiary in the Premises, Improvements or Equipment; and

          (i)  all proceeds of each of the foregoing.

          TO HAVE AND TO HOLD the above granted and described Secured Property unto Trustee, and its successors and assigns, forever.

ARTICLE II.  OBLIGATIONS SECURED

     2.1. Obligations Secured.  Trustor makes this grant and assignment for the
          -------------------
purpose of securing the following obligations (the "Obligations"):

          (a) Full and punctual payment to Beneficiary of all sums at any time owing under the Notes; and

          (b) Full and punctual payment and performance of all covenants and obligations of Trustor under this Deed of Trust including, without limitation, indemnification obligations, and advances made to protect the Secured Property; and

          (c) Full and punctual payment, performance and observance by Trustor of each other term, covenant, agreement, requirement, condition and other provision to be performed or observed by Trustor under the Loan Agreement or under any other Loan Document; and

          (d) Full and punctual payment and performance of all future advances and other obligations that the then record owner of all or part of the Secured Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when such future advance or obligation is evidenced by a writing which recites that it is secured by this Deed of Trust; and

          (e) All interest and charges on all Obligations secured hereby, including, without limitation, prepayment charges, late charges and loan fees; and

          (f) All modifications, extensions and renewals of any of the Obligations, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) amendments, modifications, extensions or renewals at a different rate of interest, whether or not any such amendment, modification, extension or renewal is evidenced by a new or additional promissory note or notes; and

          (g) The principal amount of the Obligations that this Deed of Trust secures as of the date hereof is SEVEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($7,800,000).

     2.2  Obligations.   The term "obligations" is used herein in its broadest
          -----------
and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges, late charges and loan fees at any time accruing or assessed on any of the Obligations.

     2.3  Incorporation.  All terms and conditions of the Loan Documents which
          -------------
evidence any of the Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Secured Property shall be deemed to have notice of the terms of the Obligations.

ARTICLE III.  ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

     3.1  Assignment.  Trustor irrevocably assigns to Beneficiary all of
          ----------
Trustor's right, title and interest in, to and under: (a) all present and future leases of the Secured Property or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Secured Property or any portion thereof, and all other agreements of any kind relating to the use and occupancy of the Secured Property or any portion thereof, whether such leases, licenses and agreements are now existing or entered into after the date hereof (the "Leases"); and (b) the rents, issues, deposits and profits of the Secured Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases (the "Rents"). The term "Leases" shall also include all guaranties of and security for the tenants' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary's right to the Leases and Rents is not contingent upon, and may be exercised without, possession of the Secured Property.

     3.2  Grant of License.  Beneficiary confers upon Trustor a revocable
          ----------------
license (the "License") to collect and retain the Rents as they become due and payable, until the occurrence of an Event of Default (as hereinafter defined). Upon an Event of Default, the License shall be automatically revoked and Beneficiary may collect and apply the Rents pursuant to the terms hereof without notice and without taking possession of the Secured Property. All Rents thereafter collected by Trustor shall be held by Trustor as trustee under a constructive trust for the benefit of Beneficiary. Trustor hereby irrevocably authorizes and directs the tenants under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the tenants' undertakings under the Leases, and the tenants shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing. Trustor hereby relieves the tenants from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary. Beneficiary may apply, in its sole discretion, any Rents so collected by Beneficiary against any Obligation or any other obligation of Trustor or any other person or entity, under any document or instrument related to or executed in connection with the Loan Documents, whether existing on the date hereof, or hereafter arising. Collection of any Rents by Beneficiary shall not cure or waive any Event of Default or notice of default or invalidate any acts done pursuant to such notice.

     3.3  Effect of Assignment.  The foregoing irrevocable assignment shall not
          --------------------
cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible for or liable for the control, care, management or repair of the Secured Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; (c) responsible or liable for (1) any waste committed on the Secured Property by the tenants under any of the Leases or by any other parties; (2) any dangerous or defective condition of the Secured Property; or (3) any negligence in the management, upkeep, repair or control of the Secured Property resulting in a loss or injury or death to any tenant, licensee, employee, invitee or other person; or (d) responsible for or obliged by any duty to produce rents or profits. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Leases.

     3.4  Covenants.  Trustor shall not, without the consent of Beneficiary,
          ---------
make, or suffer to be made, any Leases or modify or cancel any Leases or accept prepayments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Trustor shall (a) fulfill or perform each and every provision of the Leases on the part of Trustor to be fulfilled or performed, (b) promptly send copies of all notices of default which Trustor shall send or receive under the Leases to Beneficiary, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Beneficiary may have herein, in an Event of Default under this Deed of Trust, Beneficiary, at its option, may require Trustor to pay monthly in advance to Beneficiary or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Secured Property as may be in possession of Trustor. Upon default in any such payment, Trustor will vacate and surrender possession of the Secured Property to Beneficiary or to such receiver, and, if in default thereof, Trustor may be evicted by summary proceedings or otherwise. Nothing contained in this Section shall be construed as imposing on Beneficiary any of the obligations of the lessor under the Leases.

ARTICLE IV.  FIXTURE FILING

     4.1  Fixture Filing.  Pursuant to the Uniform Commercial Code ("UCC"), as
          --------------
amended and recodified from time to time, this Deed of Trust shall constitute a Fixture Filing recorded in the real estate records. Unless otherwise defined, all capitalized terms used in this Article IV shall have the respective meanings specified in the Loan Agreement. For purposes of this Article IV, Trustor is sometimes referred to as "Borrower," and Beneficiary is sometimes referred to as "Secured Party."

     4.2  Description of Collateral.  The Collateral, as defined in the Loan
          -------------------------
Agreement, includes, without limitation, the following items and types of collateral as well as certain other items and types of collateral in which Trustor now or at any time hereafter has any interest (the "Collateral"):

               all Goods (including Inventory and Equipment), General Intangibles (except as provided below), Accounts, certificates of title, fixtures, money, instruments, securities, investment property, documents, chattel paper, credit balances, deposits, deposit accounts, letters of credit, bankers' acceptances, guaranties, credits, claims, choses in action, demands, and all present and future Liens, security interests, rights, insurance, remedies, title and interest in, to and in respect of Accounts and other property of every kind and description and all other personal property, now or hereafter owned, acquired, existing, arising, held, used, sold or consumed in connection with Borrower's Business or Secured Property and any other property, rights and interests of Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of Secured Party or any of its agents or representatives, for any purpose (including, without limitation, any Replacement Collateral); all additions and accessions thereto, substitutions therefor and replacements and improvements of or to any or all of the foregoing, all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived therefrom, and all moneys which may become payable under any policy insuring any of the foregoing or otherwise required to be maintained hereunder (including the return of unearned premiums); and all products and proceeds of the foregoing. In the event and to the extent requested by the Secured Party under Section 2.13 of the Loan Agreement, Borrower shall pledge and grant a security interest in its right, title and interest in and to the Principal Agreements, then Borrower shall be deemed to hereby grant a security interest in all of its right, title and interest in and to the Principal Agreements, and all proceeds thereof.

     4.3  Relation of Fixture Filing to Deed of Trust.  Some or all of the
          -------------------------------------------
Collateral described in Section 4.2 above may be or become a "fixture" in which Beneficiary has a security interest under the Loan Agreement. However, nothing in this Article IV shall be deemed to create any lien or interest in favor of Beneficiary in any such Collateral which is not a fixture, and the purpose of this Article IV is to create a fixture filing under the UCC, as amended or recodified from time to time. The rights, remedies and interests of Beneficiary under this Deed of Trust and the Loan Agreement are independent and cumulative, and there shall be no merger of any lien hereunder with any security interest created by the Loan Agreement. Beneficiary may elect to exercise or enforce any of its rights, remedies or interests under either or both this Deed of Trust or the Loan Agreement as Beneficiary may from time to time deem appropriate.

     4.4  Limitations.  Except as otherwise clearly and expressly provided in
          -----------
the Loan Agreement: (i) Beneficiary has not consented to any other security interest of any other person in any fixtures and has not disclaimed any interest in such fixtures; and (ii) Beneficiary has not agreed or consented to the removal of any fixtures from the Premises or the Improvements, and any such consent by Trustor shall not be binding upon Beneficiary.

     4.5  Possession and Use of Collateral.  Notwithstanding the provisions of
          --------------------------------
this Article IV, so long as no Event of Default exists under this Deed of Trust or under any of the other Loan Documents, Trustor may possess, use, move, transfer, or dispose of any of the Collateral in the ordinary course of Trustor's business and in accordance with the provisions of the Loan Agreement.

ARTICLE V.  RIGHTS AND DUTIES OF THE PARTIES

     5.1  Warranty of Title. Trustor represents and warrants that it has fee
          -----------------
simple title to the Premises and Improvements, and good and marketable title to the Equipment and the balance of the Secured Property, and that this Deed of Trust is a first and prior lien on the Secured Property free and clear of all encumbrances and liens having priority over the first lien of this Deed of Trust, except for (a) liens for real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public records as of the date of recording which are specifically referred to in the title policy issued to Beneficiary in connection with the closing of the Loan, and (c) other matters to which like properties are commonly subject and which do not materially interfere with the benefits of the security intended to be provided by this Deed of Trust or the use, enjoyment, value or marketability of the related Secured Property. In addition, Trustor represents and warrants that Trustor has full power, authority and right to deliver and perform this Deed of Trust and convey and encumber Trustor's interest in the Secured Property. Trustor also represents and warrants that (i) Trustor is now, and after giving effect to this Deed of Trust will be in, a solvent condition, (ii) the execution and delivery of this Deed of Trust by Trustor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against Trustor.

     5.2  Insurance. Trustor shall keep the Secured Property insured in
          ---------
accordance with the provisions of the Loan Agreement. Sums paid to Beneficiary by any insurer may be retained and applied by Beneficiary toward payment of the Obligations whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem proper or, at the discretion of Beneficiary, the same may be paid, either in whole or in part, to Trustor for such purposes as Beneficiary shall designate. If Beneficiary shall receive and retain such insurance proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof actually received and retained by Beneficiary and actually applied by Beneficiary towards the reduction of the Obligations.

     5.3  Taxes and Assessments.  Trustor shall pay all taxes, assessments,
          ---------------------
water rates, sewer rents, utility charges and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Secured Property (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Trustor shall deliver to Beneficiary, upon request, receipted bills, cancelled checks and other evidence satisfactory to Beneficiary evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

     5.4  Escrow Fund.  Trustor will, at the option of Beneficiary, pay to
          -----------
Beneficiary on each Payment Date (as defined in the Notes) one-twelfth of an amount (hereinafter referred to as the "Escrow Fund") which would be sufficient to pay the Taxes payable, or estimated by Beneficiary to be payable, during the ensuing twelve (12) months. Beneficiary will apply the Escrow Fund to the payment of Taxes which are required to be paid by Trustor pursuant to the provisions of this Deed of Trust. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by Trustor pursuant to the provisions of this Deed of Trust, Beneficiary shall, in its discretion, (a) return any excess to Trustor, or (b) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Beneficiary may deal with the person shown on the records of Beneficiary to be the owner of the Secured Property. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, Trustor shall pay to Beneficiary, upon request, an amount which Beneficiary shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of Beneficiary and shall constitute additional security for the Obligations and shall not bear interest.

     5.5  Condemnation.  Trustor shall give prompt written notice to Beneficiary
          ------------
of any condemnation and shall deliver to Beneficiary copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Trustor shall continue to pay the Obligations at the time and in the manner provided for its payment in the Notes, the Loan Agreement and this Deed of Trust and the Obligations shall not be reduced until any award or payment therefor shall have been actually received and applied by Beneficiary to the discharge of the Obligations. Beneficiary may apply the entire amount of any such award or payment to the discharge of the Obligations whether or not then due and payable in such order, priority and proportions as Beneficiary in its discretion shall deem proper. If the Secured Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less. Trustor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary. Trustor hereby irrevocably authorizes and empowers

Beneficiary, in the name of Trustor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Trustor shall, upon demand of Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

     5.6  Maintenance of the Secured Property.  Trustor shall cause the Secured
          -----------------------------------
Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Secured Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Beneficiary. Trustor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Secured Property, or any portion thereof or the use thereof. Trustor shall give prompt written notice to Beneficiary of any damage or destruction by fire or other property hazard or casualty and shall deliver to Beneficiary copies of any and all papers sent or received by Trustor in connection with the foregoing. Trustor shall promptly repair, replace or rebuild all or any part of the Secured Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the insurance policies which Trustor is required to obtain pursuant to the provisions of the Loan Agreement ("Policies"), Trustor's obligation to repair, replace or rebuild such portion of the Secured Property shall be contingent upon Beneficiary paying Trustor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. Trustor will not, without obtaining the prior consent of Beneficiary, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Secured Property or any part thereof.

     5.7  Environmental Provisions.
          ------------------------

          (a) For the purposes of this Section 5.7 the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant subject to regulation under any Environmental Requirements, (ii) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S) 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), and the Clean Air Act (42 U.S.C. (S) 7401 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term "diligent inquiry" shall mean a level of inquiry at least equal to an environmental site assessment of the Secured Property conducted in accordance with Beneficiary's environmental policies and procedures.

         (b) Trustor hereby represents and warrants to Beneficiary that to the best of Trustor's knowledge after diligent inquiry (i) no Hazardous Material is currently located at, on, in, under or about the Secured Property, other than products of the types and in the quantity commonly stocked by petroleum retailing facilities similar to the facility located at the Premises, provided the storage and/or existence of such products located at, on, in, under or about the Secured Property is in compliance with all Environmental Requirements, (ii) no Hazardous Material has been or is currently located at, in, on, under or about the Secured Property in a manner which violates any Environmental Requirements, or which requires cleanup or corrective action of any kind under any Environmental Requirements, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Secured Property onto or into any other property or from any other property onto or into the Secured Property has occurred or is occurring in violation of any Environmental Requirements, and (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Secured Property is outstanding, nor has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Secured Property into full compliance with all Environmental Requirements.

          (c) Trustor shall comply, and shall cause all tenants or other occupants of the Secured Property to comply, in all material respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Secured Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Secured Property in a manner which violates any Environmental Requirements or that could lead or potentially lead to the imposition on Trustor, Beneficiary or the Secured Property of any liability or lien of any nature whatsoever under any Environmental Requirements. Trustor shall notify Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Secured Property which is required to be reported to a Governmental Authority under any Environmental Requirements, will promptly forward to Beneficiary copies of any notices received by Trustor relating to alleged violations of any Environmental Requirements and will promptly pay when due any fine or assessment against Beneficiary, Trustor or the Secured Property relating to any Environmental Requirements.

          (d) If at any time it is determined that the operation or use of the Secured Property violates any applicable Environmental Requirements or that there are Hazardous Materials located at, in, on, under or about the Secured Property which, under any Environmental

Requirements, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Trustor shall, within the earlier of (i) thirty (30) days after receipt of notice thereof from any Governmental Authority or from Beneficiary, or (ii) the time period specified by any Environmental Requirements, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period (unless otherwise sooner required by applicable Environmental Requirements), Trustor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If Trustor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Beneficiary may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Beneficiary (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Trustor and shall bear interest at the Default Rate (as defined in the Notes) from the date any such sums are so advanced or paid by Beneficiary until the date any such sums are repaid by Trustor to Beneficiary. Trustor will execute and deliver, promptly upon request, such instruments as Beneficiary may deem useful or necessary to permit Beneficiary to take any such action, and such additional notes and mortgages, as Beneficiary may require to secure all sums so advanced or paid by Beneficiary.

          (e) If a lien is filed against the Secured Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Trustor or for which Trustor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the state where the Secured Property is located, then Trustor will, within thirty (30) days from the date that Trustor is first given notice that such lien has been placed against the Secured Property (or within such shorter period of time as may be specified by Beneficiary if such Governmental Authority has commenced steps to cause the Secured Property to be sold pursuant to such lien) either (i) pay the claim and remove the lien, or (ii) furnish a cash deposit, bond or such other security with respect thereto as is satisfactory in all respects to Beneficiary and is sufficient to effect a complete discharge of such lien on the Secured Property. Beneficiary may, at its option, at intervals of not less than one year, or more frequently if Beneficiary reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirements, cause an environmental audit of the Secured Property or portions thereof to be conducted to confirm Trustor's compliance with the provisions of this paragraph, and Trustor shall cooperate in all reasonable ways with Beneficiary in connection with any such audit and shall pay all costs and expenses incurred in connection therewith.

          (f) Trustor will defend, indemnify and hold harmless Beneficiary, its employees, agents, officers and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to,
(i) any breach by Trustor of any of the provisions of this Section 5.7, (ii) the presence, disposal, spillage, discharge, emission, leakage, release or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Secured Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Secured Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Secured Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirements or any policy or requirement of Beneficiary hereunder. This indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Notes, this Deed of Trust, or any other document or instrument now or hereafter executed and delivered in connection with the Loan, constitute the personal recourse undertakings, obligations and liabilities of Trustor. If this Deed of Trust is foreclosed or Trustor tenders a deed or assignment in lieu of foreclosure, Trustor shall deliver the Secured Property to the purchaser at foreclosure or to Beneficiary, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements.

          (g) The obligations and liabilities of Trustor under this Section 5.7 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Obligations have been paid in full and irrespective of any foreclosure of this Deed of Trust or acceptance by Beneficiary, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of any other fact or circumstance of any nature whatsoever.

     5.8  Estoppel Certificates. Trustor, within ten (10) days after request by
          ---------------------
Beneficiary and at Trustor's expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the Obligations and any claimed offsets or defenses thereto, if any.

     5.9  Transfer or Encumbrance of the Secured Property.
          -----------------------------------------------

          (a) Trustor acknowledges that Beneficiary has examined and relied on the experience of Trustor and its managing members, general partners, principals and (if Borrower is a trust) beneficial owners, as the case may be, in owning and operating properties such as the Secured Property in agreeing to make the Loan secured hereby, and will continue to rely on

Trustor's ownership of the Secured Property as a means of maintaining the value of the Secured Property as security for repayment of the Obligations. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Secured Property so as to ensure that, should Trustor default in the repayment and performance of the Obligations, Beneficiary can recover the Obligations by a sale of the Secured Property.

          (b) No part of the Secured Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in Trustor (whether partnership, stock, equity, beneficial, profit, loss or otherwise) shall in any manner be further encumbered, granted, bargained, sold, transferred, assigned or conveyed, or permitted to be further encumbered, granted, bargained, sold, transferred, assigned or conveyed (any such event constituting a "Transfer") without the prior consent of Beneficiary, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Beneficiary. The provisions of the foregoing sentence of this Section 5.9 shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Beneficiary has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

          (c) A Transfer within the meaning of this Section 5.9 shall be deemed to include, but not be limited to, (i) an installment sales agreement wherein Trustor agrees to sell the Secured Property or any part thereof for a price to be paid in installments; (ii) an agreement by Trustor leasing all or a substantial part of the Secured Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any Leases or any Rents; (iii) if Trustor or any general partner of Trustor is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of the ownership of such corporation's stock shall be vested in or pledged to a party or parties who are not now stockholders; (iv) if Trustor or any general partner of Trustor is a limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests in the capital or profits of such company or the creation or issuance of new membership interests by which an aggregate of more than 49% of the ownership of such company's membership interests shall be vested in or pledged to a party or parties who do not now hold membership interests in such company;
(v) if Trustor or any general partner of Trustor is a limited or general partnership or joint venture, (1) the change, removal or resignation of a general partner or managing partner, (2) the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest, (3) the transfer or pledge of more than 49% of the capital or profits of the partnership or (4) the creation or issuance of new partnership interests by Trustor or its general partner in which an aggregate of more than 49% of the ownership of partnership interests in such partnership shall be vested in a party or parties who do not now hold partnership interests in such partnership or joint venture; and (vi) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Trustor (by operation or law or otherwise) (a "Principal") of its direct or indirect controlling interest in Trustor. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Section 5.9: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Trustor or any general partner thereof, and (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Trustor, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to a Permitted Transferee (as defined in the Loan Agreement). Notwithstanding anything to the contrary contained herein (including, without limitation, the terms of the immediately preceding sentence), any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer permitted or consented to which shall result in any party not now owning more than 49% of the ownership interests in Trustor acquiring more than 49% of the ownership interests in Trustor shall require the receipt by Beneficiary of a substantive non-consolidation opinion acceptable to Beneficiary.

          (d) Beneficiary reserves the right to condition the consent to any Transfer required hereunder upon a modification of the terms hereof and on assumption of the Notes, the Loan Agreement, this Deed of Trust and the other Loan Documents as so modified by the proposed transferee, on payment of a transfer fee of one percent (1%) of the principal balance of the Loan and all of Beneficiary's expenses incurred in connection with such transfer, the approval by a Rating Agency (as defined in the Loan Agreement) of the proposed transferee, and such other conditions as Beneficiary shall determine in its sole discretion to be in the interest of Beneficiary. Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon any Transfer of the Secured Property without Beneficiary's consent. This provision shall apply to every Transfer of the Secured Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous Transfer of the Secured Property.

     5.10 Notice.  All notices and other communications given pursuant to or in
          ------
connection with this Deed of Trust shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by a party in a written notice to the other):

          If to Trustor:    LLO-GAS, Inc.
                            23805 Stuart Ranch Road, Suite 265
                            Malibu, CA 90265
                            Attention: Mr. John D. Castellucci
                            Facsimile No.: (310) 456-6094

          With a copy to:   The Law Firm of Kenneth P. Roberts
                            6355 Topanga Canyon Blvd.

                              Woodland Hills, CA 91367
                              Attention: Kenneth P. Roberts, Esq.
                              Facsimile No.: (818) 888-2686

          With a copy to:     Atlantic Richfield Company
                              4 Centerpointe Drive, LPR 6-184
                              La Palma, CA 90623-1066
                              Attention: Manager, Real Estate and Dealer
                                         Acquisitions
                              Facsimile No.: (714) 670-5439

          If to Beneficiary:  Convenience Store Finance Company, LLC
                              10880 Wilshire Boulevard, 21st Floor
                              Los Angeles, CA 90024
                              Attention: Steven Wheelon
                              Facsimile No.: (310) 481-2899

          With a copy to:     Credit Suisse First Boston Mortgage Capital LLC
                              11 Madison Avenue
                              New York, NY 10010
                              Attention: Malini Majumdar and
                                         Edmund Taylor
                              Facsimile No.: (212) 325 8218 and (212) 325-8106

          With a copy to:     Stroock & Stroock & Lavan LLP
                              2029 Century Park East, 18th Floor
                              Los Angeles, California 90067
                              Attention: Chauncey M. Swalwell, Esq.
                              Facsimile No.: (310) 556-5959

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally or by receipted-for telex, telecopier or facsimile transmission, (ii) on the next business day after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five (5) days after being sent by registered or certified mail, postage paid, return receipt requested.

     5.11 Changes in Laws Regarding Taxation.  In the event of the passage after
          ----------------------------------
the date of this Deed of Trust of any law of the state in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Deed of Trust, the Notes or the Obligations, Trustor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Beneficiary, whichever is less, provided, however, that if, in the opinion of the attorneys for Beneficiary, Trustor is not permitted by law to pay such taxes, Beneficiary shall have the right, at its option, to declare the Obligations due and payable on a date specified in a prior notice to Trustor of not less than thirty (30) days.

     5.12 No Credits on Account of the Obligations.  Trustor will not claim or
          ----------------------------------------
demand or be entitled to any credit or credits on account of the Obligations for any part of the Taxes assessed against the Secured Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Secured Property, or any part thereof, by reason of this Deed of Trust or the Obligations.

     5.13 Offsets, Counterclaims and Defenses.  Any assignee of this Deed of
          -----------------------------------
Trust and the Notes shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Trustor may have against any assignor of this Deed of Trust and the Notes, and no such offset, counterclaim or defense shall be interposed or asserted by Trustor in any action or proceeding brought by any such assignee upon this Deed of Trust or the Notes and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Trustor.

     5.14 Other Security for the Obligations.  Trustor shall observe and perform
          ----------------------------------
all of the terms, covenants and provisions contained in the Notes and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Obligations, in whole or in part, or otherwise executed and delivered in connection with the Notes, this Deed of Trust or the Loan evidenced and secured thereby.

     5.15 Documentary Stamps.  If at any time the United States of America, any
          ------------------
state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Notes or this Deed of Trust, Trustor will pay for the same, with interest and penalties thereon, if any.

     5.16 Right of Entry.  Beneficiary and its agents shall have the right to
          --------------
enter and inspect the Secured Property at all reasonable times.

     5.17 Performance of Other Agreements.  Trustor shall observe and perform
          -------------------------------
each and every term to be observed or performed by Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Secured Property.

     5.18 Acceptance of Trust; Powers and Duties of Trustee.  Trustee accepts
          -------------------------------------------------
this trust when this Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability, if any, of any person for payment of any indebtedness or performance of any Obligation, Trustee may, without liability therefor and without notice:

(a) reconvey all or any part of the Secured Property; (b) consent to the making of any map or plat thereof; (c) join in granting any easement thereon; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge hereof. Except as may otherwise be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability and expense.

     5.19 Compensation of Trustee; Exculpation.  Trustor shall pay to Trustee
          ------------------------------------
reasonable compensation and reimbursement for services and expenses in the administration of this trust, including, without limitation, reasonable attorneys' fees. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Secured Property or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Secured Property after an Event of Default or from any other act or omission of Beneficiary in managing the Secured Property after an Event of Default unless the loss is caused by the willful misconduct or gross negligence of Beneficiary and no such liability, in the absence of Beneficiary's willful misconduct or gross negligence, shall be asserted or enforced against Beneficiary, all such liability being expressly waived and released by Trustor.

     5.20 Substitution of Trustee.  From time to time, by a writing signed and
          -----------------------
acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Secured Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by applicable law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

     5.21 Prepayment.  To the extent permitted, the Obligations may be prepaid
          ----------
only in strict accordance with the express terms and conditions of the Notes, including the payment of any prepayment consideration or premium due under the Notes. Provided no Event of Default exists under the Notes, this Deed of Trust or the other Loan Documents, in the event of any prepayment of the Obligations pursuant to the terms of Section 5.5 hereof, no prepayment consideration or premium shall be due in connection therewith, but Trustor shall be responsible for all other amounts due under the Notes, this Deed of Trust and the other Loan Documents. Following an Event of Default and acceleration of the Obligations, if Trustor or anyone on Trustor's behalf makes a tender of payment of the amount necessary to satisfy the Obligations at any time prior to foreclosure sale (including, but not limited to, sale under power of sale under this Deed of Trust), or during any redemption period after foreclosure, the tender of payment shall constitute an attempt to evade Trustor's obligation to pay any prepayment consideration or premium due under the Notes and such payment shall, therefore, to the maximum extent permitted by law, include all amounts payable by Trustor under the Notes, including without limitation the Default Repayment Amount (as defined in the Notes).


ARTICLE VI.  EVENTS OF DEFAULT AND REMEDIES

     6.1  Events of Default.  The Obligations shall become immediately due and
          -----------------
payable at the option of Beneficiary upon the occurrence of any one or more of the following events (herein collectively referred to as "Events of Default")

          (a) if an Event of Default, as defined in the Loan Agreement, shall occur; or

          (b) (i) the failure of Trustor to perform or cause to be performed any non-monetary obligation, term of condition under this Deed of Trust and any such failure shall remain unremedied for thirty (30) calendar days after written notice thereof shall have been given to Trustor by Beneficiary, provided, however, if such default cannot be cured within such
                  --------  -------
     period, Trustor shall have such longer period of time to cure such default provided, in Beneficiary's sole reasonable discretion, Trustor is proceeding with due diligence, but in not event shall such period of time exceed ninety (90) calendar days; or (ii) the failure to be truthful of any representation or warranty of Trustor contained in this Deed of Trust and the continuance of such failure during any grace period, if any, allowed in the Loan Agreement for such failure; or

          (b) if Trustor shall fail to pay any installment of any assessment against the Secured Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Secured Property, notwithstanding the fact that such installment may not be due and payable at the time of such notice and demand; or

          (c) if without the consent of Beneficiary any Leases are made, cancelled or modified or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned; or

          (d) if Trustor or other person shall be in default under any deed of trust, security deed or mortgage covering any part of the Secured Property whether superior or inferior in lien to this Deed of Trust, and including, without limitation, any such deed of trust or mortgage now or hereafter held by Beneficiary; or

          (e) if the Secured Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured or bonded over to the satisfaction of Beneficiary within a period of thirty
     (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Deed of Trust and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Secured Property or is only a matter of record or notice; or

          (f) if an Event of Default shall occur under any deed of trust, security deed or mortgage now or hereafter entered into by Trustor or an affiliate of Trustor in favor of Beneficiary.

     6.2  Rights and Remedies. At any time during the continuance of an Event of
          -------------------
Default, Beneficiary and/or Trustee shall have all of the following rights and remedies:

          (a)  To declare all Obligations immediately due and payable;

          (b) With or without notice, and without releasing Trustor from any Obligation, and without becoming a mortgagee in possession, to cure any breach or default of Trustor and, in connection therewith, to enter upon the Secured Property and to do such acts and things as Beneficiary and/or Trustee deem necessary or desirable to inspect, investigate, assess and protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary and/or Trustee hereunder;
     (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Beneficiary or Trustee, is or may be senior in priority hereto, the judgment of either Beneficiary or Trustee being conclusive as between the parties hereto;
     (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried hereunder; (v) to obtain a court order to enforce Beneficiary's right to enter and inspect the Secured Property; and/or (vi) to employ counsel, accountants, contractors and other appropriate persons to assist them;

          (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

          (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Secured Property as a matter of strict right upon ex parte application and without notice to Trustor and without regard to: (i) the adequacy of the security for the repayment of the Obligations; (ii) the existence of a declaration that the Obligations are immediately due and payable; or (iii) the filing of a notice of default; and Trustor hereby consents to such appointment, waives any and all notices of and defenses to such appointment, agrees that it will not oppose any such appointment, and hereby expressly agrees that such appointment shall be made as a matter of absolute right to Beneficiary; such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Trustor at the time of application for such receiver, and without regard to the then value of the Secured Property or whether the same shall be then occupied as a homestead or not; and Beneficiary hereunder or any employee or agent thereof may be appointed as such receiver. Such receiver shall have all powers and duties prescribed by law in order to preserve the value, marketability or rentability of the Secured Property or increase the income therefrom or protect the security hereof, including, but not limited to, the power to make all necessary and needful repairs, and to pay all taxes, assessments and charges against the Secured Property and all premiums for insurance thereon, and the power to make leases to be binding upon all parties, including Trustor, the purchaser at a sale pursuant to a judgment of foreclosure and any person acquiring an interest in the Secured Property after entry of a judgment of foreclosure. In addition, such receiver shall also have the power to sue for or otherwise collect the Rents, including those past due and unpaid, and to extend or modify any then existing Leases, which extensions and modifications may provide for terms to expire, or for options to tenants to extend or renew terms to expire, beyond the maturity date of the Loan and beyond the date the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other provisions to be contained therein, shall be binding upon Trustor and all the persons whose interest in the Secured Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, reinstatement, discharge of the Obligations, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser. In addition, such receiver shall have the power to collect the Rents during the pendency of such foreclosure suit and, in case of a sale and deficiency, during the full statutory period of redemption, if any, whether there be a redemption or not, as well as during any further times when Trustor, except for the intervention of such receiver, would be entitled to collection of such Rents, and such receiver shall have all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Secured Property during the whole of said period. The court may, from time to time, authorize the receiver to apply the net income from the Secured Property in payment in whole or in part of the Obligations or the indebtedness secured by a decree foreclosing this Deed of Trust, or any taxes or liens which may become superior to the lien hereof or of such decree, or to any loan deficiency owed by Trustor to Beneficiary in case of a sale and deficiency.

          (e) To enter upon, possess, manage and operate the Secured Property or any part thereof; to take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Secured Property; to make, terminate, enforce or modify leases of the Secured Property upon such terms and conditions as Beneficiary deems proper; to elect to disaffirm any Lease made subsequent to this Deed of Trust without Beneficiary's prior written consent; to make repairs, alterations and improvements to the Secured Property necessary, in Beneficiary's sole judgment, to protect or enhance the security hereof; to conduct a marketing or leasing program with respect to the Secured Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Secured Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; to employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; to maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; to delegate or assign any and all rights and powers given to Beneficiary or Trustee by this Deed of Trust; and to do any acts which Beneficiary or Trustee in their sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary or Trustee may in their sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. In such event, Beneficiary shall have, and Trustor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into Leases, licenses and occupancy agreements with respect to the Secured Property or portions thereof for such Rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Trustor expressly acknowledges and agrees that the term of such Lease, license or occupancy agreement may extend beyond the date of any foreclosure sale of the Security Property; it being the intention of Trustor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Trustor for the purpose of making and entering into Leases, licenses or occupancy agreements of parts or portions of the Secured Property for the Rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such Leases, licenses or occupancy agreements had been made by Trustor as the owner in fee simple of the Secured Property free and clear of any conditions or limitations established by this Deed of Trust. Beneficiary shall have the right to apply the net income generated from the Secured Property, after allowing a reasonable fee for the collection thereof and for the management and leasing of the Secured Property, to the payment of operating expenses, taxes, insurance premiums and other charges applicable to the Secured Property, or in reduction of the Obligations in such order and manner as

     Beneficiary shall select. The power and authority hereby given and granted by Trustor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Trustor so long as any of the Obligations remains outstanding, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Trustor resulting from any failure to let the Secured Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Secured Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any Lease, license or occupancy agreement covering the Secured Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Secured Property, or for the carrying out of any of the terms and conditions of any such Lease, license or occupancy agreement, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Secured Property by the tenants or by any other parties or for any dangerous or defective condition of the Secured Property, or for any negligence in the management, upkeep, repair or control of the Secured Property, unless any such loss or damage arises from the gross negligence or willful misconduct of Beneficiary. Trustor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Secured Property taken under this Section.

          (f) To execute a written notice of such default and of the election to cause the Secured Property to be sold to satisfy the Obligations. Trustee shall give and record such notice as the law then requires as a condition precedent to a foreclosure sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as required by law, shall sell the Secured Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Secured Property is sold. Subject to requirements and limits imposed by law, Trustee may from time to time postpone sale of all or any portion of the Secured Property by public announcement at such time and place of sale, and from time to time may postpone the sale by public announcement at the time and place fixed by the preceding postponement.
     The power of sale under this Deed of Trust shall not be exhausted by any one or more sales (or attempts to sell) as to all or any portion of the Secured Property remaining unsold, but shall continue unimpaired until all of the Secured Property has been sold by exercise of the power of sale in this Deed of Trust and all Secured Obligations have been paid and discharged in full. Trustee shall deliver to the purchaser at such sale a deed conveying the Secured Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary, may purchase at the sale;

          (g) To resort to and realize upon the security hereunder and any other security now or hereafter held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Obligations all in such order and manner as Trustee and Beneficiary or either of them determine in their sole discretion;

          (h) To exercise such other rights Trustee or Beneficiary may have with respect to the Secured Property under this Deed of Trust, the UCC or otherwise at law;

          (i) To exercise such other rights as Trustee or Beneficiary may have at law or equity or pursuant to the terms and conditions of this Deed of Trust.

     Upon sale of the Secured Property at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Obligations.

     In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Secured Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any manner permitted by the UCC.

     6.3  Application of Foreclosure Sale Proceeds.  In the event of any
          ----------------------------------------
foreclosure sale, Trustee shall apply the proceeds of such sale in the following order of priority: First, to the costs, fees and expenses of exercising its
                    -----
rights to cause such sale, including, without limitation, the payment of Trustee's fees and attorneys' fees; Second, to the payment of the Obligations
                                    ------
which are secured by this Deed of Trust, in such order as Beneficiary shall determine in its sole discretion; Third, to satisfy the outstanding balance of
                                  -----
obligations secured by any junior liens or encumbrances in the order of their priority; and Fourth, to the Trustor or the Trustor's successor in interest, or
              ------
in the event the Secured Property has been sold or transferred to another, to the vested owner of record at the time of the Trustee's sale.

     6.4  No Cure or Waiver. Neither Beneficiary's nor Trustee's nor any
          -----------------
receiver's entry upon and taking possession of all or any part of the Secured Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Obligation, nor the exercise of any other right or remedy by Trustee or Beneficiary or any receiver shall cure or waive any default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Obligations then due have been paid or performed and Trustor has cured all other defaults hereunder), or impair the status of the security, or prejudice Trustee or Beneficiary in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

     6.5  Payment of Costs, Expenses and Attorneys' Fees.  Trustor agrees to pay
          ----------------------------------------------
to Beneficiary upon demand all costs and expenses incurred by Trustee or Beneficiary in the enforcement of the terms and conditions of this Deed of Trust (including, without limitation, statutory trustee's fees, court costs and attorneys' fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the Default Rate as set forth in the Notes.

     6.6  Power to File Notices and Cure Defaults.  Trustor hereby irrevocably
          ---------------------------------------
appoints Beneficiary and its successors and assigns as its attorney-in-fact, which agency is coupled with an interest, to: (a) execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest; and (b) upon the occurrence of an Event of Default, perform any obligation of Trustor hereunder; provided,
                                                                     --------
however, that: (i) Beneficiary as such attorney-in-fact shall only be
-------
accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Trustor or any other person or entity for any failure to act under this Section.

     6.7  Rights Cumulative, No Waiver.  All rights, powers and remedies of
          ----------------------------
Trustee and/or Beneficiary provided in this Deed of Trust and in the other Loan Documents, may be exercised at any time by Beneficiary and from time to time after the occurrence of any such Event of Default, are cumulative and not exclusive, may be pursued singularly, successively, or together at the sole discretion of Trustee and/or Beneficiary, and shall be in addition to any other rights, powers or remedies provided by law or equity. The failure to exercise any such right or remedy shall in no event be construed as a waiver or a release thereof. Trustee's or Beneficiary's exercise of any right or remedy shall not constitute a cure of any Event of Default unless all sums then due and payable to Beneficiary under the Loan Documents are repaid and Trustor has cured all other defaults. No waiver shall be implied from any failure of Beneficiary to take, or any delay by Beneficiary in taking, action concerning any Event of Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Event of Default or failure of condition.
Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

ARTICLE VII.  MISCELLANEOUS PROVISIONS

     7.1  Governing Law. The Notes, this Deed of Trust, the Loan Agreement, and
          -------------
any other Loan Documents were accepted by Beneficiary in the state of New York and the proceeds of the Notes secured hereby were disbursed from the state of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this Deed of Trust, the Notes and other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state, and any applicable law of the United States of America, except that at all times the provisions for enforcement of its rights to foreclose granted hereunder and the creation, perfection and enforcement of the security interests created pursuant thereto and pursuant to the other Loan Documents shall be governed by and construed according to the laws of the state where the Premises are located. Except as provided in the immediately preceding sentence, Trustor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than New York governs this Deed of Trust, the Notes and the other Loan Documents.

     7.2  Consent to Jurisdiction.  Trustor irrevocably submits to the
          -----------------------
jurisdiction of: (a) any state or federal court sitting in the state of New York, over any suit, action or proceeding, arising out of or relating to this Deed of Trust, the Notes or the Loan; and (b) any state court sitting in the county of the state where the Premises are located over any suit, action or proceeding, brought by Trustee or Beneficiary related to the exercise of its rights to foreclose under this Deed of Trust or any action brought by Beneficiary to enforce its rights with respect to the Secured Property. Trustor irrevocably waives, to the fullest extent permitted by law, any objection that Trustor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

     7.3  Further Acts.  Trustor will, at the cost of Trustor, and without
          ------------
expense to Trustee or Beneficiary do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Trustee or Beneficiary shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Trustee or Beneficiary of the property and rights hereby mortgaged or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Trustee or Beneficiary or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary to execute in the name of Trustor to the extent Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Secured Property.

     7.4  Headings. The headings, titles and captions of various sections of
          --------
this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     7.5  Filing of Deed of Trust.  Trustor forthwith upon the execution and
          -----------------------
delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Secured Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Beneficiary in, the Secured Property. Trustor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Secured Property, and any instrument of further assurance, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Secured Property or any instrument of further assurance. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

     7.6  Limitation of Interest.  This Deed of Trust and the Notes are subject
          ----------------------
to the express condition that at no time shall Trustor be obligated or required to pay interest on the principal balance due under the Notes at a rate which could subject the holder of the Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Notes Trustor is at any time required or obligated to pay interest on the principal balance due under the Notes at a rate in excess of such maximum rate, the rate of interest under the Notes shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Notes.

     7.7  Sole Discretion of Beneficiary.  Except as may otherwise be expressly
          ------------------------------
provided to the contrary, wherever pursuant to the Notes, this Deed of Trust, the Loan Agreement or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the Loan secured hereby, Beneficiary or Trustee exercises any right given to Beneficiary or Trustee to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary or Trustee the decision of Beneficiary or Trustee to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Beneficiary or Trustee, as applicable, and shall be final and conclusive.

     7.8  Reasonableness.  If at any time Trustor believes that Beneficiary has
          --------------
not acted reasonably in granting or withholding any approval or consent under the Notes, this Deed of Trust, the Loan Agreement, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the Loan secured hereby, as to which approval or consent either Beneficiary has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Beneficiary to act reasonably, then Trustor's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Trustor against Beneficiary.

     7.9  Recovery of Sums Required To Be Paid.  Beneficiary shall have the
          ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

     7.10 Authority.  Trustor (and the undersigned representative of Trustor, if
          ---------
any) has full power, authority and legal right to execute this Deed of Trust, and to mortgage, give, grant, bargain, sell, convey, confirm and assign the Secured Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

     7.11 Actions and Proceedings.  Beneficiary shall have the right to appear
          -----------------------
in and defend any action or proceeding brought with respect to the Secured Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary, in its discretion, feels should be brought to protect its interest in the Secured Property.

     7.12 Severability.  If any term, covenant or condition of this Deed of
          ------------
Trust shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Deed of Trust shall be construed without such provision.

     7.13 Counterparts.  This Deed of Trust may be executed in any number of
          ------------
counterpart originals and each such counterpart original shall be deemed to constitute but one and the same instrument.

     7.14 Certain Definitions.  Unless the context clearly indicates a contrary
          -------------------
intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the word "Trustor" shall mean each Trustor and any subsequent owner or owners of the Secured Property or any part thereof or interest therein; the words "Beneficiary" and "Trustee" shall mean Beneficiary or Trustee, as applicable, or any subsequent holder of a Note or successor Trustee, as applicable; the word "Note" shall mean the Secured Promissory Note or any other evidence of indebtedness secured by this Deed of Trust; the word "Loan Agreement" shall mean the Loan and Security Agreement; the word "Guarantor" shall mean each person guaranteeing payment of the Obligations or any portion thereof or performance by Trustor of any of the terms of this Deed of Trust and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Secured Property" shall include any portion of the Secured Property or interest therein; the word "Obligations" shall mean all sums secured by this Deed of Trust; and the word "default" shall mean the occurrence of any default by Trustor or other person in the observance or performance of any of the terms, covenants or provisions of the Notes, this Deed of Trust or the Loan Agreement on the part of Trustor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Deed of Trust. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     7.15 Waiver of Notice.  Trustor shall not be entitled to any notices of any
          ----------------
nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trust or applicable law specifically and expressly provides for the giving of notice by Beneficiary to Trustor, and Trustor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust or applicable law do not specifically and expressly provide for the giving of notice by Beneficiary to Trustor.

     7.16 No Oral Change.  This Deed of Trust may only be modified, amended or
          --------------
changed by an instrument in writing signed by Trustor and Beneficiary, and may only be released, discharged or satisfied of record by an instrument in writing signed by Beneficiary. No waiver of any term, covenant or provision of this Deed of Trust shall be effective unless given in writing by Beneficiary and if so given by Beneficiary shall only be effective in the specific instance in which given. Trustor acknowledges that the Notes, this Deed of Trust, the Loan Agreement and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the Loan secured hereby set forth the entire agreement and understanding of Trustor and Beneficiary with respect to the Loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Notes, this Deed of Trust, the Loan Agreement and such other executed and delivered documents and instruments.

     7.17 Absolute and Unconditional Obligation.  Trustor acknowledges that
          -------------------------------------
Trustor's obligation to pay the Obligations in accordance with the provisions of the Notes and this Deed of Trust is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Notes or this Deed of Trust or the obligation of Trustor thereunder to pay the Obligations or the obligations of any other person relating to the Notes or this Deed of Trust or the obligations of Trustor under the Note or this Deed of Trust or otherwise with respect to the Loan secured hereby, and Trustor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Trustor to pay the Obligations in accordance with the provisions of the Notes and this Deed of Trust or the obligations of any other person relating to the Notes or this Deed of Trust or obligations of Trustor under the Notes or this Deed of Trust or otherwise with respect to the Loan secured hereby in any action or proceeding brought by Beneficiary to collect the Obligations, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing repayment of the Obligations, in whole or in part.

     7.18 WAIVER OF TRIAL BY JURY.  TRUSTOR HEREBY IRREVOCABLY AND
          -----------------------
UNCONDITIONALLY WAIVES, AND BENEFICIARY BY ITS ACCEPTANCE OF THE NOTES AND THIS DEED OF TRUST IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTES, THIS DEED OF TRUST, THE LOAN AGREEMENT, ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION THEREWITH OR THE LOAN SECURED BY THIS DEED OF TRUST.

     7.19 Waiver of Statutory Rights.  Trustor shall not and will not apply for
          --------------------------
or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "moratorium laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws to the full extent that Trustor may do so under applicable law. Trustor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Secured Property marshalled upon any foreclosure of the lien of this Deed of Trust and agrees that any court having jurisdiction to foreclose such lien may order the Secured Property sold as an entirety. Trustor hereby waives for itself and all who may claim through or under it, and to the full extent Trustor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust or granted under any statute now existing or hereafter enacted.

     7.20 Superior Lien. If Trustor fails to pay any installment of principal or
          -------------
interest or any other sum due under any mortgage, deed of trust, security deed or other lien superior in lien to the lien of this Deed of Trust, as the same becomes due and payable, Beneficiary may, at its option, pay the same, and Trustor shall upon demand reimburse Beneficiary for all sums so expended by Beneficiary, with interest at a rate per annum equal to the Default Rate. All such sums expended by Beneficiary, with interest, shall be secured by this Deed of Trust.

     7.21 Loan Agreement.  Unless specifically provided to the contrary, all of
          --------------
the terms and provisions of the Loan Agreement are hereby incorporated and shall become a part of this Deed of Trust.

     7.22 Solvency, Binding Effect and Enforceability.  Trustor is (and, after
          -------------------------------------------
giving effect to this Deed of Trust, will be) solvent. This Deed of Trust is the legal, valid and binding obligation of the Trustor enforceable in accordance with its terms.

     7.23 Relationship.  The relationship of Beneficiary to Trustor hereunder is
          ------------
strictly and solely that of lender and borrower and nothing contained in the Notes, this Deed of Trust, the Loan Agreement or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the Loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Trustor other than as lender and borrower.

     7.24 Non-Waiver.  The failure of Beneficiary to insist upon strict
          ----------
performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligation to pay the Obligations at the time and in the manner provided for its payment in the Loan Documents by reason of (i) failure of Beneficiary to comply with any request of Trustor to take any action to foreclose this Deed of Trust or any other mortgage or deed of trust securing the Obligations or any portion thereof or otherwise enforce any of the provisions of this Deed of Trust or any of the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Secured Property or any other security for the Obligations, or (iii) any agreement or stipulation between Beneficiary and any subsequent owner or owners of the Secured Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Loan Documents without first having obtained the consent of Trustor, and in the latter event, Trustor shall continue to be obligated to pay the Obligations at the times and in the manner provided in the Loan Documents, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Beneficiary in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate security title, encumbrance, right, title or interest in or to the Secured Property, Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment of the Obligations or otherwise modify the terms of the Loan Documents, including, without limitation, a modification of the interest rate payable on the principal balance of the Notes, without in any manner impairing or affecting this Deed of Trust or the security title thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate security title, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Loan Documents or now or hereafter afforded by law. The rights of Beneficiary under this Deed of Trust and the other Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision of this Deed of Trust or of the other Loan Documents to the exclusion of any other provision set forth in this Deed of Trust or the other Loan Documents.

     7.25 WAIVER OF TRUSTOR'S RIGHT.  BY EXECUTION OF THIS DEED OF TRUST AND BY
          -------------------------
INITIALING THIS SECTION, TRUSTOR EXPRESSLY, TO THE EXTENT PERMITTED BY LAW: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE DEBT EVIDENCED BY THE NOTES AND THE POWER OF SALE GIVEN HEREIN TO TRUSTEE TO SELL THE SECURED PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY TRUSTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE; (B) WAIVES ANY AND ALL RIGHTS WHICH TRUSTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OR ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY BENEFICIARY OR TRUSTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO EITHER; (C) ACKNOWLEDGES THAT TRUSTOR HAS READ THIS DEED OF TRUST AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO TRUSTOR AND TRUSTOR HAS CONSULTED WITH COUNSEL OF TRUSTOR'S CHOICE PRIOR TO EXECUTING THIS DEED OF TRUST; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF TRUSTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY TRUSTOR AS PART OF A BARGAINED-FOR LOAN TRANSACTION.


                                             /s/ JC
                                        --------------------
                                        INITIALED BY TRUSTOR

          IN WITNESS WHEREOF, Trustor has duly executed this Deed of Trust as of the day and year first above written.


                                    LLO-GAS, INC.,
                                    a Delaware corporation


                                    By:  /s/ John Castellucci
                                        -------------------------------
                                         Name: John D. Castellucci
                                         Title: President

                                   Address: 23805 Stuart Ranch Road
                                            Suite 265
                                            Malibu, CA 90265

                                ACKNOWLEDGMENT

STATE OF CALIFORNIA      )
                         :ss.:
COUNTY OF LOS ANGELES    )


     On October 25, 1999, before me, Notary Public, personally appeared John Delellis Castellucci, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     Witness my hand and official seal.


                                             /s/ Lisa M. Torres
                                             --------------------------
                                             Notary Public

Notarial Seal
                                             My Commission Expires:

                                             December 11, 1999
                                             ---------------------------

                                   EXHIBIT A

                           (Description of Premises)

ORDER NO. 822874-46

                                  EXHIBIT "A"
PARCEL 1:

That portion of Lot 61 of the lands of the San Gabriel Improvement Company, in the City of Rosemead, County of Los Angeles, State of California, as shown on Map recorded in Book 54 Page(s) 71 and 72 of miscellaneous records, in the office of the County Recorder of said County, and of San Gabriel Boulevard, vacated described as follows:

Beginning at the Southeasterly corner of San Gabriel Boulevard and Hellman Avenue, as shown on Map of Tract No. 11568, recorded in Book 209, pages 24 and 25 of Maps, in the Office of the County Recorder of said County; thence along the Southerly line of said Hellman Avenue and the Northerly line of said Lot 61, North 89 (Degrees) 44' 20" East 42.71 feet; thence South 0 (Degree) 15' 40" East
25.00 feet; thence North 89 (Degrees) 44' 20" East 50.00 feet; thence North
0 (Degree) 15' 40" West 25.00 feet to said Northerly line; thence along said Northerly line North 89 (Degrees) 44' 20" East 57.29 feet to the Northerly prolongation of the Westerly line of Lot 41 of said Tract No. 11568; thence along said prolongation South 0 (Degree) 33' 25" East 50.00 feet to a point in a line parallel with said Northerly line which passes through a point in the Easterly line of said San Gabriel Boulevard, distant South 0 (Degree) 33' 25" East 50.00 feet from the point of beginning; thence along said parallel line South 89 (Degrees) 44' 20" West 150.00 feet to said Easterly line; thence North 0 (Degree) 33' 25" West 50.00 feet to the point of beginning.

PARCEL 2:

That portion of Lot 61 of the lands of the San Gabriel Improvement Company, in the City of Rosemead County of Los Angeles, State of California, as per Map Recorded in Book 54, Pages 71 and 72 of Miscellaneous Records, and of San Gabriel Boulevard, vacated, described as follows:

Beginning at a point in the Easterly line of San Gabriel Boulevard, distant along said Easterly line South 0 (Degree) 33' 25" East 50.00 feet from the Southeasterly corner of San Gabriel Boulevard and Hellman Avenue as shown on Map of Tract No. 11568, as per Map Recorded in Book 209, Page 24 of Maps; thence along said Easterly line South 0 (Degree) 33' 24" East 79.94 feet to the Northwest Corner of said Tract No. 11568; thence along the Northerly line of said Tract No. 11568, North 89 (Degrees) 47' 45" East 150 feet to the Northwest Corner of Lot 41 of said last mentioned tract; thence along the Northerly prolongation of the Westerly line of said Lot 41, North 0 (Degree) 33' 25" West
80.10 feet to a line parallel with the Northerly line of said Lot 61 and which passes through the point of beginning; thence South 89 (Degrees) 44' 20" West 150 feet to the point of beginning.

LEGAL DESCRIPTION CONTINUED:


PARCEL 3:

Lot 42 of Tract No. 11568, in the City of Rosemead, County of Los Angeles, State of California, as per Map Recorded in Book 209, Pages 24 and 25 of Maps, in the Office of the County Recorder of said County.